SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Name of Registrant as Specified In Its Charter)

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LETTER FROM THE CHIEF EXECUTIVE OFFICER

A Special Notice to Shareholders of

Consulting Group Capital Markets Funds

October     , 2005

Dear Shareholder:

As an investor in Consulting Group Capital Markets Funds (the “Trust”), you are cordially invited to attend a special shareholder meeting on October     , 2005 at 12:00 P.M., Eastern time, to be held at Citigroup Center, 153 East 53 Street, 14th Floor, New York, New York 10022.

Shareholders who are unable to attend the special meeting are strongly encouraged to vote by proxy, which is customary in shareholder meetings of this kind. A proxy statement regarding the special meeting, a proxy card for your vote at the special meeting and an envelope — postage prepaid — in which to return your proxy card are enclosed. You may also vote by facsimile, by touch-tone telephone or through the Internet by following the instructions on the enclosed proxy card.

PROPOSAL TO ELECT TRUSTEES OF THE TRUST

Proposal One asks that you elect six Trustees of the Trust to serve until their respective successors are elected and qualified. The proxy statement provides a description of each nominee’s background and current status with the Trust, along with other information.

The Board of Trustees recommends that you vote “FOR” the election of each of the six nominees to the Board.

YOUR VOTE IS IMPORTANT!

We ask that you review the enclosed proxy statement. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy as soon as possible in the enclosed postage-paid envelope (or vote by facsimile, by touch-tone telephone or through the Internet). Thank you in advance for your attention and vote with regard to this important proposal.

Sincerely,

R. JAY GERKEN

Chief Executive Officer

Consulting Group Capital Markets Funds

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT PFPC. INC. AT                     .

CONSULTING GROUP CAPITAL MARKETS FUNDS

222 Delaware Avenue,

Wilmington, Delaware 19801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

CONSULTING GROUP CAPITAL MARKETS FUNDS

To Be Held on October     , 2005

To the Shareholders:

Notice is hereby given that a Special Meeting of shareholders of Consulting Group Capital Markets Funds (the “Trust”) will be held on October     , 2005 at 12:00 P.M., Eastern time, at Citigroup Center, 153 East 53 Street, 14th Floor, New York, New York 10022, for the following purposes:

(1)	To elect six Trustees of the Trust to serve until their respective successors are duly elected and qualified; and

(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on September 16, 2005 will be entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

Please mark, date and sign the enclosed proxy card and return it in the prepaid envelope enclosed for your convenience (or vote by touch-tone telephone or through the Internet) to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Special Meeting you can revoke your proxy and vote your shares in person if you wish.

By Order of the Trustees,

ROBERT I. FRENKEL

Secretary

New York, New York

October     , 2005

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolios involved in validating your vote if you fail to sign your proxy card(s) properly.

1.  Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card(s).

2.  Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.  All Other Accounts:  The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Executor

CONSULTING GROUP CAPITAL MARKETS FUNDS

222 Delaware Avenue,

Wilmington, Delaware 19801

SPECIAL MEETING OF SHAREHOLDERS

To Be Held

October     , 2005

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Consulting Group Capital Markets Funds, a Massachusetts business trust (the “Trust”), for use at a Special Meeting of Shareholders of each portfolio that comprises the Trust (each a “Portfolio” and collectively the “Portfolios”) to be held at Citigroup Center, 153 East 53 Street, 14th Floor, New York, New York 10022, on October     , 2005 at 12:00 P.M., Eastern time, and at any adjournments or postponements thereof (the “Special Meeting”).

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the recommendations of the Board of Trustees of the Trust for Proposal I as indicated in this Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Special Meeting.

This proxy statement, the notice of special meeting and a proxy card (“Proxy”) are first being mailed to shareholders on or about October     , 2005 or as soon thereafter as practicable.

The costs of soliciting proxies for the Special Meeting, including (a) preparing, printing and mailing this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to PFPC Inc. (“PFPC”) for its services in soliciting proxies, which payment is estimated to be approximately $            and (d) supplementary solicitations to submit Proxies, will be borne by Smith Barney Fund Management LLC (“SBFM”) [and/or its affiliates]. Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, through the Internet or by personal interviews by Trustees and officers of the Trust and officers of Citigroup Global Markets Inc. (“Citigroup Global Markets”), the Trust’s distributor, The

Consulting Group (the “Manager”), a division of SBFM and Citicorp Trust Bank, fsb, the transfer agent for the Trust. Such agents, representatives and employees of the Trust will not receive additional compensation for solicitation activities. PFPC has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of PFPC if their votes have not yet been received. Authorization to permit PFPC to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of the Portfolios. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below.

In all cases where a telephonic Proxy is solicited, the PFPC representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the PFPC representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to PFPC, then the PFPC representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the PFPC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. PFPC will record the shareholder’s instructions on the Proxy. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call PFPC immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Although a shareholder’s vote may be taken by facsimile, by touch-tone telephone or through the Internet, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Trust a later dated Proxy or written revocation, or by attending the Special Meeting and voting in person. A Proxy when executed and not so revoked will be voted in accordance with the specification marked thereon. Proxies voted by touch-tone telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Annual Report of each Portfolio containing audited financial statements for the fiscal year ended August 31, 2004 and the Semi-Annual Report following such Annual Report (each, a “Report”) have previously been furnished to that Portfolio’s shareholders. Copies of the Reports for each Portfolio are available upon request and without charge by calling your Citigroup Global Markets Financial Consultant or by writing to the Trust’s sub-transfer agent, PFPC Global Fund Services, at Consulting Group Capital Markets Funds, c/o PFPC Global Fund Services, P.O. Box 9699, Providence, RI 02940-9699 or by calling the Fund’s transfer agent at 1-800-451-2010.

Shares of each Portfolio are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy with respect to Proposal I, the Proxy will be voted “FOR” the approval of Proposal I and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting.

Under the Master Trust Agreement of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Portfolio entitled to vote at the Special Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve Proposal I or any other matter as may properly come before the Special Meeting are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote and that have been voted in favor of such proposal. A shareholder vote may be taken on Proposal I or on any other matter that may properly come before the Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as shares that are present but which have not been voted. (See “Vote

Required” for a further discussion of abstentions and broker non-votes.). Proposal I requires for approval the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy for all Portfolios that comprise the Trust voting as a single class. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes have no impact on Proposal 1.

The mailing address of the Trust is 222 Delaware Avenue, Wilmington, Delaware 19801. The address of SBFM is 399 Park Avenue, New York, NY 10022 and of Citigroup Global Markets is 388 Greenwich Street, New York, NY 10013.

The Board of Trustees has fixed the close of business on September 15, 2005 for the determination of shareholders of each Portfolio entitled to notice of and to vote at the Meeting. At the close of business on September 15, 2005, the following numbers of shares of each Portfolio were issued and outstanding.

Consulting Group Capital Markets Funds	Shares

Government Money Investments
Municipal Bond Investments
Large Capitalization Value Equity Investments
Large Capitalization Growth Investments
Small Capitalization Value Equity Investments
Small Capitalization Growth Investments
International Equity Investments
International Fixed Income Investments
Emerging Markets Equity Investments
High Yield Investments
Core Fixed Income Investments

PROPOSAL I: ALL PORTFOLIOS

TO ELECT TRUSTEES OF THE TRUST

The only Proposal expected to be considered at the Meeting is the election of Trustees of the Trust.

Each nominee has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the Proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

If elected, the Trustees will hold office without limit in time subject to the Emeritus Program adopted by the Board of Trustees and described below, and except that any Trustee may resign and any Trustee may be removed at any meeting of shareholders called for that purpose by a majority of the votes entitled to be cast for the election of Trustees. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after giving effect to such appointment at least two-thirds of the Trustees have been elected by shareholders. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the purpose of electing Trustees.

The Board of Trustees met on September 1, 2005 to consider the nominees for the Board of Trustees. The Board has determined to recommend the election of the nominees as Trustees of the Trust in order that all of the Trust’s Trustees shall have been elected by shareholders and because the other Citigroup Asset Management mutual funds overseen by the Board of Trustees are also holding shareholder meetings to approve, among other things, the election of their Trustees by shareholders.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolio’s distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Portfolios’ manager, The Consulting Group, currently a division of SBFM.

The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk.

Name, Address and Age	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEE NOMINEES:
Walter Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birthdate: 1921	Trustee Nominee	Mr. Auch previously served as a Trustee of the	Retired	None	Director, Nicholas Applegate Funds; Director,

Name, Address and Age	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
		Trust from 1991 to December 2001 and is currently a Trustee Emeritus of the Trust.			UBS Funds; Director, US Bancorp Advisory Group

H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birthdate: 1927	Trustee	1999	Retired	24	None

Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birthdate: 1927	Trustee	1994	Chairman, TEC International (organization of chief executives); Trustee, U.S. Bankruptcy Court	24	InterOcean Systems Inc.

Stephen E. Kaufman Stephen E. Kaufman, P.C., 277 Park Avenue, 47th Fl. New York, NY 10172 Birthdate: 1932	Trustee	1991	Attorney	49	None

John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birthdate: 1944	Trustee	Trustee Nominee	President, Murphy Capital Management (investment management)	13	Barclays International Funds Group Ltd. and affiliated companies

Name, Address and Age	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE NOMINEE:
R. Jay Gerken** (Citigroup Asset Management) 399 Park Avenue New York, NY 10022 Birthdate: 1951	President and Chief Executive Officer	Trustee Nominee	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)	174	None

Name, Address and Age	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS:

Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birthdate: 1956	Senior Vice President and Chief Administrative Officer	2003	Director of
CAM; Senior
Vice President
and Chief
Administrative
Officer of
certain mutual
funds associated
with Citigroup;
Treasurer of
certain mutual
funds associated
with Citigroup;
Head of
International
Funds
Administration
of CAM (from
2001 to 2003);
Director of
Global Funds
Administration
of CAM (from
			2000 to 2001)	N/A	N/A

Robert Brault CAM 125 Broad Street 10th Floor New York, NY 10004 Birthdate: 1965	Chief Financial Officer and Treasurer	2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Formerly, Controller of certain mutual funds associated with Citigroup	N/A	N/A

Name, Address and Age	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Norman E. Nabhan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1948	Investment Officer	2002	Managing Director of CGM; Managing Director of Smith Barney	N/A	N/A

LeRoy T. Pease The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Senior Vice President and Investment Officer	2005 1996	First Vice President of CGM	N/A	N/A

Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	1997	First Vice President of CGM	N/A	N/A

Jason B. Moore The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1972	Investment Officer	2003	Vice President of CGM	N/A	N/A

Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	2004	First Vice President of CGM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birthdate: 1962	Chief Anti- Money Laundering Compliance Officer and Chief Compliance Officer (CCO)	2002 2004	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer,	N/A	N/A

Name, Address and Age	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
			Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birthdate: 1954	Secretary and Chief Legal Officer	2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup (from 2001 to 2004)	N/A	N/A

*	Each Trustee and executive officer serves until his successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of SBFM and certain of its affiliates.

For the year ended August 31, 2005, the Trustee Nominees of the Trust beneficially owned equity securities of any Portfolio of the Trust and of all funds in the Smith Barney family of investment companies for which they served as a trustee or director within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Portfolios of the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies

Walter Auch	None	None
H. John Ellis	Over $100,000	Over $100,000
Armon E. Kamesar	None	$1 - $10,000
Stephen E. Kaufman	None	None
John J. Murphy	None	Over $100,000
R. Jay Gerken	None	Over $100,000

As of December 31, 2004, none of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”), or his or her immediate family members, owned beneficially, or of record, any securities in the Manager, investment advisers or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, investment advisers or distributor of the Trust.

The Trust has an Audit Committee, a Corporate Governance and Nominating Committee and a Pricing Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all of the Independent Trustees of the Trust, namely Messrs. Ellis, Kamesar and Kaufman. For each Portfolio’s most recent fiscal year, each Trustee attended at least 75% of the Board meetings and of the meetings of each Committee of which he was a member, except for Mr. Kaufman.

The Audit Committee oversees each Portfolio’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by the independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to the Portfolio operations and financial reporting. The Audit Committee met times during each Portfolio’s most recent fiscal year. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

The Corporate Governance and Nominating Committee’s purposes are overseeing the board governance practices of the Portfolios, identifying and recommending individuals to the Board for nomination as members of the Board and its committees and establishing the agenda for any meetings of the Independent Trustees. The Corporate Governance and Nominating Committee will consider nominees recommended by the Portfolios’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Corporate Governance and Nominating Committee did not meet during the Portfolios’ most recent fiscal year. The Corporate Governance and Nominating Committee’s charter is attached to this proxy statement as Appendix B. It is not available on the Trust’s website.

The Corporate Governance and Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for a Trustee to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Corporate Governance and Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, the Manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant; and

•	the character and integrity of the person.

Pursuant to the Trust’s procedures, the Pricing Committee is composed of the Chairman of the Board and one Independent Trustee and is charged with determining the fair value prices for securities held by a Portfolio when required. The Pricing Committee met             times during each Portfolio’s most recent fiscal year.

Additional Information

Board Composition

Current Composition.  Messrs. Ellis, Kamesar and Kaufman, all of whom are Independent Trustees (or not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act), comprise the entire current membership of the Trust’s Board. Messrs. Auch and Martin Brody are Emeritus Trustees.

Master Trust Agreement.  The Trust’s Master Trust Agreement, dated April 12, 1991, as amended (the “Trust Agreement”), provides in part that, except for those Trustees who were Trustees as of the date that the Securities and Exchange Commission (the “Commission”) declared the Trust’s initial registration statement effective, an individual who has reached the age of 72 years may not be elected, re-elected or appointed to serve as a Trustee. At the time the Commission declared the Trust’s registration statement effective, the Board members were Messrs. Auch, Brody, Kamesar, Kaufman and Heath McLendon.

The Trust Agreement also provides that an individual that had served as a Trustee for a minimum of five years and who retires voluntarily or who may not stand for re-election because of age may be designated by the remaining Trustees as a Trustee Emeritus. In August 1994, the Trustees approved a new Trustee Emeritus policy which provided that a Trustee who had served on the board a minimum of 10 years and had reached age 72 would be entitled to elect emeritus status and that upon reaching age 80, emeritus status would be required. Under the policy approved by the Trustees, Trustees Emeritus are entitled to serve in this position for a maximum of 10 years and are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees together with reasonable-out-of-pocket expenses for each meeting attended.

At the time the Trustees adopted the Trustee Emeritus policy, it was their intention to adopt a conforming amendment to the retirement policy and Trustee

Emeritus policy provisions of the Trust Agreement. This intention was manifested in several ways. The Trustees elected John Ellis (at the time, a consultant to the Board) to become a Trustee in June 1999, at which time Mr. Ellis was 72 years of age. They adopted resolutions providing for a Trustee Emeritus program (which allows trustees to serve until 80 years of age) and have caused the description of that program to be included in the Trust’s registration statement disclosures consistently since its adoption. Additionally, Messrs. Auch and Brody retired from the Board and elected Emeritus status, assuming that the Trust Agreement had been revised.

It was recently discovered that, apparently as a result of administrative oversight, no written amendment to the Trust Agreement changing the retirement age or reflecting the revisions to the Trustee Emeritus program was prepared or filed with the Commonwealth of Massachusetts. Accordingly, at its meeting on September 26, 2005, the Board re-approved the current Trustee Emeritus policy and, pursuant to the authority granted to them under the Trust Agreement, the Board amended the Trust Agreement to remove the current provision requiring retirement at the age of 72 and to reflect the Trustee Emeritus policy.

Section 16(a) of the 1940 Act.

The Trust’s Master Trust Agreement provides in part that, subject to the requirements of Section 16(a) of the 1940 Act, Board members may fill a vacancy. Section 16(a) of the 1940 Act governs the election of Trustees by shareholders and the conditions under which Board members may appoint Trustees. Generally, Section 16(a) requires that shareholders must elect Board members, except that Board members may themselves fill a vacancy on the Board without calling a shareholders’ meeting, provided that immediately following the filling of the vacancy at least two-thirds of the Board members have been elected by shareholders. In addition, Section 16(a) provides that at any given time at least a majority of the Board members must have been elected by shareholders.

In 1997, the shareholders of the Portfolios elected Messrs. Auch, Brody, Kamesar, Kaufman and McLendon as Board members. In 1999, the Board appointed John Ellis as a Board member and in December 2001, Messrs. Auch and Brody retired from the Board. In March of 2002 the Board sought to elect Messrs. Murphy and Gerken to the Board. The elections of Messrs. Murphy and Gerken would have caused the Board to be no longer in compliance with Section 16(a) because Board members elected by shareholders would no longer constitute 2/3 of the Board’s members and Board members elected by shareholders would no longer constitute a majority of the Board. In September 2002 Mr. McLendon resigned from the Board, thus further reducing the number of Board members elected by shareholders to two. Thus, neither Mr. Gerken nor Mr. Murphy at the time of their consideration for election by the Board could properly be elected as a Board member and the Board has determined that all actions taken by either in his capacity as Trustee is to no effect. Management has reviewed the votes of the Board taken since the non-effective election of Messrs. Murphy and Gerken and has determined that all votes (including those matters requiring the approval of a majority of the Independent Trustees) were properly taken without the inclusion of Messrs. Murphy’s and Gerken’s votes. Counsel to the Trust was provided with minutes of the meetings of the Board since the non-effective election of Messrs. Murphy and Gerken and has also determined, based on a review of the minutes provided by management, that all votes reflected in those minutes (including those matters requiring the approval of a majority of the Independent Trustees) were properly taken without the inclusion of Messrs. Murphy’s and Gerken’s votes. In addition, SBFM has determined to reimburse the Portfolios for the amounts paid and expenses reimbursed to Mr. Murphy by the Trust. Mr. Gerken was not compensated by the Trust.

Share Ownership

Set forth below is information as of the Record Date regarding the beneficial ownership of each of the Portfolio’s shares by the only persons known by the Portfolios to beneficially own more than five percent of the outstanding shares of the Portfolios. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth below. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. As of the Record Date, the Trustees and officers as a group owned, of record, less than 1% of the outstanding shares of each Portfolio.

Remuneration. No director, officer or employee of CGM, SBFM or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee a fee of $42,000 per annum (except that Mr. Kamesar receives $45,000 per annum) plus $1,000 per meeting attended. This compensation was an increase, effective April 1, 2004, from the previous fee per annum of $32,000 ($35,000 in the case of Mr. Kamesar). Mr. Kamesar receives additional compensation because of his position as Chairman of the Audit Committee. In addition, each Independent Trustee is paid $100 per telephonic meeting attended. The Trust reimburses the Independent Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the calendar year ended December 31, 2004, such fees and expenses totaled $[36,334]. As explained above, although Mr. Murphy was paid as a Trustee of the Trust. it has been determined that he was elected by the Trustees in violation of section 16(a) of the 1940 Act and, thus, the amount paid to him for his services to the Trust since his election will be reimbursed to the Trust by SBFM. The Trust does not pay retirement benefits to its Trustees and officers, although it has an Emeritus Program for Trustees, as described above. Officers and interested Trustees of the Trust are compensated by CGM.

For the fiscal year ended August 31, 2005, the Trustees of the Trust were paid the following compensation:

	GMI	MUNI-BI	HYI	LCVEI	LCGI	CFII	SCVEI

H. John Ellis	$	$	$	$	$	$	$

Armon Kamesar	$	$	$	$	$	$	$

Stephen E. Kaufman	$	$	$	$	$	$	$

	SCGI	IEI	EMEI	INFI	TOTAL	Total Compensation From Fund Complex*	Total Number of Portfolios Served in Complex

H. John Ellis	$	$	$	$	$		$24

Armon Kamesar	$	$	$	$	$		$24

Stephen E. Kaufman	$	$	$	$	$		$49

Key to Portfolio abbreviations

GMI = Government Money Investments

MUNI-BI = Municipal Bond Investments

HYI = High Yield Investments

LCVEI = Large Capitalization Value Equity Investments

LCGI = Large Capitalization Growth Investments

CFII = Core Fixed Income Investments

SCVEI= Small Capitalization Value Equity Investments

SCGI = Small Capitalization Growth Investments

IEI = International Equity Investments

EMEI = Emerging Markets Equity Investments

INFI = International Fixed Income Investment

*	For calendar year ended December 31, 2004.

At a meeting held on June 7, 2005, the Audit Committee and Board of Trustees of the Trust, including a majority of the Independent Trustees, selected KPMG LLP (“KPMG” to act as the independent registered public accounting firm for each Portfolio’s current fiscal year. The financial statements for each Portfolio for its most recent fiscal year were audited by KPMG. The following table sets forth the aggregate fees billed for professional services rendered by KPMG:

		Tax Fees		Audit-Related Fees		All Other Fees
GMI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
MUNI-BI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
HYI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
LCVEI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
LCGI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
CFII Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
SCVEI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
SCGI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
IEI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
EMEI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

		Tax Fees		Audit-Related Fees		All Other Fees
INFI Fiscal Year Ended	Audit Fees Portfolio	Portfolio	Manager- Related	Portfolio	Manager- Related	Portfolio	Manager- Related
August 31, 2004

August 31, 2005

The fees disclosed in the tables above under the caption “Audit Fees” are the aggregate fees billed for the last two fiscal years of each Portfolio for the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed in the tables above under the caption “Audit-Related Fees” are the aggregate fees billed for each Portfolio’s last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. “Tax Fees” are the aggregate fees billed for each Portfolio’s last two fiscal years for fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. “All Other Fees” are the aggregate fees billed for each Portfolio’s last two fiscal years for products and services provided other than the services described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The Audit Committee’s charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Trust and (b) all permissible non-audit services to be provided by the Trust’s independent registered public accounting firm to SBFM and any service providers controlling, controlled by or under common control with SBFM that provide ongoing services to the Trust (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the auditors. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to a Portfolio by the independent registered public accounting firm, other than those provided to a Portfolio in connection with an audit or a review of the financial statements of the Portfolio. Permissible non-audit services may not include (i) bookkeeping or other services related to the accounting records or financial statements of a Portfolio; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, SBFM and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Trust, (b) SBFM and (c) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

For each Portfolio’s two most recent fiscal years, there were no services rendered by KPMG to the Portfolio for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Portfolios and the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Portfolios were $            and $            , respectively, in 2003 and 2004.

The Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service

Providers that were not pre-approved (and did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Portfolios, the Manager or the Covered Service Providers that were required to be pre-approved were pre-approved as required.

Representatives of KPMG are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

OTHER INFORMATION

On June 23, 2005, Citigroup entered into a definitive agreement with Legg Mason under which Citigroup will sell substantially all of its asset management business, including SBFM but excluding the Manager and the TRAK program, to Legg Mason in exchange for the securities brokerage and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing approximately 4% of the outstanding voting common stock of Legg Mason, and a number of shares of non-voting convertible preferred stock of Legg Mason representing, and convertible into, an aggregate of approximately 10% of the voting common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). As a result of the Transaction, SBFM will become a wholly owned subsidiary of Legg Mason.

Consummation of the Transaction is subject to certain customary terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of Citigroup Asset Management (“CAM”) representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with CAM following the consummation of the Transaction and (3) conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Transaction is expected to take place on or about October 31, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company that provides asset management, securities brokerage, investment banking and related financial services to its clients through its subsidiaries. As of June 30, 2005, Legg Mason’s affiliated asset management operations had aggregate assets under management of approximately $397 billion.

In connection with the Transaction, it is currently anticipated that the Consulting Group will remain within Citigroup and continue to provide management services to the Trust and that SBFM, which will become a wholly owned subsidiary of Legg Mason, will continue to provide administrative services to the Trust. None of the investment management or administrative services currently provided to the Trust will change and there will be no increase in the fees charged to the Trust for these services.

On May 31, 2005, the Commission issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “SB Funds”).

The Commission order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the SB Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the SB Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the SB Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The Commission censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the SB Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the

Commission. The order also requires that transfer agency fees received from the SB Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the SB Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a SB Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. To the extent that the Fund is entitled to any such distributions, they will be treated as assets of the Fund to be distributed in accordance with the Plan. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the SB Funds.

Recent Developments

The Trust has received information from CAM concerning SBFM and Salomon Brothers Asset Management Inc (“SBAM”), investment advisory companies that are a part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Commission informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM is cooperating with the Commission. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Trust or the Portfolios or its ability to perform its investment management services relating to the Trust and the Portfolios.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

OTHER MATTERS

The Trustees of the Trust know of no other matters that may come before the Special Meeting. If any such matters should properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.

The Trust does not hold shareholder meetings annually. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder meeting should send their written proposals to Consulting Group Capital Markets Funds, 300 First Stamford Place, 4th Floor, Stamford, CT 06902, 22nd Floor, c/o the Corporate Secretary.

You are requested to mark, date, sign and return the enclosed proxy promptly (or vote by touch-tone telephone or through the Internet). No postage is required on the enclosed envelope.

By Order of the Trustees

ROBERT I. FRENKEL

Secretary

New York, New York

October     , 2005

APPENDIX A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AS OF MARCH 18, 2004

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered open-end investment company (the “Fund”) advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of its affiliates (each, an “Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as approving the compensation thereof; and (c) approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

DUTIES AND RESPONSIBILITIES

The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1. Approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund, and approve the compensation thereof.

2. Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s

[1]

The Committee shall not approve non-audit services that the Committee believes may taint the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Fund, the Adviser or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the “Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers).

3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

4. Review, in consultation with the independent auditors, the scope of the Fund’s proposed audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit

5. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

6. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, or any subsequent Statement, relating to the conduct of the audit.

7. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund’s significant service providers.

8. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel and the Fund’s other service providers.

COMPOSITION

The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”). The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund’s counsel, the Adviser, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund’s independent auditors at least once a year outside the presence of the Fund’s officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund’s officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members, but not fewer than two members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

This Charter may be amended by a vote of a majority of the Committee members.

Appendix A

Consulting Group Capital Markets Funds

Smith Barney Allocation Series Inc.

Smith Barney Multiple Discipline Trust

Appendix B

AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

An “audit committee financial expert” is a person who has the following attributes:

•	an understanding of generally accepted accounting principles and financial statements;

•	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•	an understanding of internal controls and procedures for financial reporting; and

•	an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

•	education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

•	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

•	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

•	other relevant experience.

APPENDIX B

CORPORATE GOVERNANCE AND

NOMINATING COMMITTEE CHARTER

Purpose of Committee

The purpose of the Corporate Governance and Nominating Committees (the “Committees”) of the Boards of Directors/Trustees (the “Boards”) of the Smith Barney Investment Companies listed on Annex A (the “Funds”) is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Boards for nomination as members of the Boards and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors/Trustees. Each Board of each Fund shall establish a Committee. The Committees shall report to the Boards on their activities when appropriate.

Committee Membership

The Committees shall consist solely of two or more members of each Board, (a) none of whom is an “interested person” of the Funds or their investment adviser as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) or has a direct or indirect financial interest in the operation of any Fund’s plan under Rule 12b-1 under the 1940 Act or in any agreements related to a plan (any such person, an “Independent Director/Trustee”) and (b) each of whom the Boards have determined has no material relationship with the Funds and is otherwise “independent” under the rules of the New York Stock Exchange, Inc.

The initial members of the Committees shall be appointed by the Board, including a majority of the Independent Directors/Trustees. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Boards. Members shall serve at the pleasure of the Boards and for such term or terms as the Boards may determine.

Committee Structure and Operations

Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committees:

To monitor developments in corporate governance of registered investment companies with a view to advising the Boards on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

To make recommendations to the Boards from time to time as to changes that the Committees believe to be desirable to the size of the Boards or any committee thereof.

To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Boards the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

•	While the Committee is solely responsible for the selection and nomination of Directors, it may consider nominees recommended by Fund stockholders, but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

4. To develop and recommend to the Boards standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

5. To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Boards appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

6. Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

7. Prepare and issue the evaluation required under “Performance Evaluation” below.

8. Review on a periodic basis director fees and compensation.

9. Any other duties or responsibilities expressly delegated to the Committees by the Boards from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

The Committee shall produce and provide to the Boards an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Boards any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Committee or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Boards or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

Annex A

Consulting Group Capital Markets Funds

Smith Barney Allocation Series Inc.

Smith Barney Multiple Discipline Trust

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